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                                                                   EXHIBIT 10.53


                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 10, 1998, is entered into by and among:

          (1) LAM RESEARCH CORPORATION, a Delaware corporation ("Borrower");

          (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

          (3) ABN AMRO BANK, N.V., San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").


                                    RECITALS

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of April 13, 1998 (the "Credit Agreement").

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

          (a) Paragraph 1.01 is amended by changing the definition of "Applicable Margin" set forth therein to read in its entirety as follows:



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               "Applicable Margin" shall mean, with respect to any Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the Base Rate or LIBO Rate, as the case may be, for such Loan; provided, however, that (a) each Applicable Margin to be added to the LIBO Rate determined pursuant to the Pricing Grid shall be increased by (i) one-tenth of one percent (.10%) at such times during which Borrower's Unused Commitment exceeds $50,000,000 but is less than or equal to $75,000,000, (ii) one-fourth of one percent (.25%) at such times during which Borrower's Unused Commitment exceeds $25,000,000 but is equal to or less than $50,000,000, and (iii) one-half of one percent (.50%) at such times during which Borrower's Unused Commitment is $25,000,000 or less; and (b) each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) on the date an Event of Default occurs and shall continue at such increased rate during the continuance of such Event of Default.

          (b) Paragraph 1.01 is amended by adding thereto a new definition of the term "First Amendment Effective Date" immediately after the definition of the term "Financial Statements" to read in its entirety as follows:

               "First Amendment Effective Date" shall mean August 10, 1998.

          (c) Paragraph 1.01 is further amended by deleting the definitions of the terms "Debt Rating", "Moody's" and "S&P" set forth therein in their entirety.

          (d) Subparagraph 5.01(a) is hereby amended by deleting clause (iv) thereof in its entirety and replacing it with the term "RESERVED".

          (e) Subparagraph 5.02(l) is amended to read in its entirety as follows:

               (l)  Financial Covenants.

                    (i) Borrower shall not permit its Quick Ratio during any
               period set forth below to be less than the ratio set forth opposite such period below:

                    March 28, 1998 - June 30, 1999             1.50 to 1.00;

                    Thereafter                                 1.35 to 1.00.

                    (ii) Borrower shall not permit its Debt Service Coverage
               Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

                    July 1, 1999 - September 26, 1999              1.25 to 1.00;

                    September 27, 1999 - December 26, 1999         1.50 to 1.00;



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

                    December 27, 1999 - March 26, 2000             1.75 to 1.00;

                    March 27, 2000 - June 30, 2000                 2.00 to 1.00;

                    July 1, 2000 - September 24, 2000              2.75 to 1.00;

                    Thereafter                                     3.00 to 1.00.

                    (iii) Borrower shall not permit its Senior Indebtedness
               Ratio during any period to be greater than 0.25 to 1.00.

                    (iv) Borrower shall not permit its Tangible Net Worth on any date of determination (such date to be referred to herein as a "determination date") which occurs after March 29, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                         (A) $450,000,000;

                                      plus

                         (B) Seventy-five percent (75%) of the sum of Borrower's
                    consolidated quarterly net income (ignoring any quarterly losses) for each quarter ending after the base date through and including the quarter ending immediately prior to the determination date;

                                      plus

                         (C) One hundred percent (100%) of the Net Proceeds of
                    all Equity Securities issued by Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date;

                                      plus

                         (D) One hundred percent (100%) of the aggregate
                    decrease in the total liabilities of Borrower and its Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of Borrower and its Subsidiaries into Equity Securities of Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date.

                    (v) Borrower shall not incur a cumulative net loss
               (exclusive of net income) greater than $45,000,000, determined in accordance with



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

               GAAP, for the four quarter period commencing on July 1, 1998 and ending on June 30, 1999.

          (f) Schedule 1.01(a) is hereby amended to read in its entirety as set forth on Attachment 1 hereto.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

          (b) No Default or Event of Default has occurred and is continuing; and

          (c) All of the Credit Documents are in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)


     4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on August 10, 1998 (the "Effective Date"), subject to receipt by Agent and the Lenders of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a) This Amendment duly executed by Borrower, each Lender and Agent;

          (b) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) resolutions have been duly adopted by the Board of Directors of Borrower and are continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby;

          (c) A favorable written opinion of counsel to Borrower, addressed to Agent and dated the Effective Date, as to the matters set forth in Attachment 2 hereto;

          (d) A nonrefundable amendment fee equal to one-tenth of one percent (0.10%) of the Total Commitment to be shared among the Lenders that execute this Amendment on or before August 10, 1998 pro rata in accordance with such Lenders' respective Proportionate Share; and



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

          (e) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.


     5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


     6.   MISCELLANEOUS.

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.








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

     IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                     LAM RESEARCH CORPORATION


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


AGENT:                        ABN AMRO BANK, N.V., SAN FRANCISCO
                              INTERNATIONAL BRANCH, AS AGENT


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


LENDERS:                      ABN AMRO BANK, N.V., SAN FRANCISCO
                              INTERNATIONAL BRANCH, AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



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

                              DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              THE INDUSTRIAL BANK OF JAPAN, AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              BANKBOSTON, N.A., AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              UNION BANK OF CALIFORNIA, N.A., AS A LENDER


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:



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

                                  ATTACHMENT 1

                                SCHEDULE 1.01(a)

                                  PRICING GRID


                                  LEVEL 1            LEVEL 2          LEVEL 3         LEVEL 4          LEVEL 5
                                  -------            -------          -------         -------          -------
APPLICABLE MARGINS:

Base Rate Loans                     0.00%              0.00%             0.00%          0.00%             0.00%

LIBOR Loans                         0.55%              0.75%             0.85%          0.90%             0.95%

COMMITMENT FEE
PERCENTAGE:                        0.225%             0.250%            0.275%          0.30%             0.30%

LC USAGE FEE
PERCENTAGE:

Non-Financial Performance
    Letters of Credit              0.275%*            0.375%*           0.425%*        0.45%*            0.475%*

Financial Performance Letters
    of Credit                       0.55%*             0.75%*            0.85%*         0.90%*            0.95%*

*  Does not include LC Issuance Fees payable to Issuing Bank


                                   EXPLANATION

1. The Applicable Margin for each Borrowing and Loan, the Commitment Fee Percentage, and the LC Usage Fee Percentage will be determined as provided below and will vary depending upon whether Level 1 pricing, Level 2 pricing, Level 3 pricing, Level 4 pricing or Level 5 pricing is applicable.

2. From the Closing Date until the First Amendment Effective Date, Level 1 pricing shall apply.

3. On and after the First Amendment Effective Date until the date that either Paragraph 4 or Paragraph 5 below is applicable, Level 4 Pricing will apply.

4. Commencing on December 27, 1999 and thereafter on the fifteenth day following the date Borrower is required to deliver the quarterly Financial Statements and information under Subparagraphs 5.01(a)(i) of the Credit Agreement, pricing will vary depending upon Borrower's profitability and Senior Indebtedness Ratio (as applicable) as set forth in such Financial Statements and information for the immediately preceding fiscal quarter as follows:

     (a) If Borrower does not have net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999, Level 4 pricing will still apply.

     (b) If Borrower has net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is less than 0.10, Level 2 pricing will apply.

     (c) If Borrower has net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is greater than or equal to
          0.10 but less than 0.15, Level 3 pricing will apply.

     (d) If Borrower has net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is greater than or equal to 0.15, Level 5 pricing will apply.

5. On and after the fifteenth day following the Borrower's failure to deliver to Agent the Financial Statements and information required under Subparagraphs 5.01(a)(i) and (iii) of the Credit Agreement within the time periods set forth therein commencing with the fifteenth day following the date Borrower is required to deliver such Financial Statements and information for the fiscal quarter ending on December 26, 1999, and until the fifteenth day following receipt by Agent of such Financial Statements and information (at which time Paragraph 4 above will apply), Level 5 pricing will apply.

6.   Examples:

     (a) The Senior Indebtedness Ratio for the fiscal quarter ending March 26, 2000 is 0.09. Assuming Borrower had net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and the Financial Statements and information are delivered within the time periods required under the Credit Agreement, commencing May 30, 2000, Level 2 pricing will apply.

     (b) The Senior Indebtedness Ratio for the fiscal quarter ending June 30, 2000 is 0.14. Assuming Borrower had net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and the Financial Statements and information are delivered within the time periods set forth in the Credit Agreement, commencing September 3, 2000, Level 3 pricing will apply.



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                                  ATTACHMENT 2

                   MATTERS TO BE COVERED BY OPINION OF COUNSEL

     (1) The execution, delivery and performance by Borrower of the Amendment and the consummation of the transactions contemplated thereby (a) are within the power of Borrower and (b) have been duly authorized by all necessary actions on the part of Borrower.

     (2) The Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.








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